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ING LIFE INSURANCE AND ANNUITY COMPANY
VARIABLE ANNUITY ACCOUNT B OF ING LIFE INSURANCE AND ANNUITY COMPANY


                              PROSPECTUS SUPPLEMENT
                             DATED FEBRUARY 17, 2004


                         SUPPLEMENT TO THE PROSPECTUSES
                                DATED MAY 1, 2003
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                                    ISSUED BY
                     ING LIFE INSURANCE AND ANNUITY COMPANY
            "ING Marathon Plus and ING Variable Annuity Prospectuses"
                          -----------------------------

The information in this supplement updates and amends certain information contained in the prospectus dated May 1, 2003. You should read and keep this supplement along with the prospectus.

ING VP TECHNOLOGY PORTFOLIO -
---------------------------
The subadviser information listed in Appendix III, "Description of Underlying Funds," is revised to reflect that effective January 1, 2004, BlackRock Advisors, Inc. (BlackRock) began serving as subadviser to the ING VP Technology Portfolio (Portfolio) under an interim subadvisory agreement approved by the Board of Directors of ING Variable Portfolios, Inc. If shareholders approve BlackRock as the subadviser to the Portfolio after the interim period, the Portfolio will enter into a new subadvisory agreement with BlackRock.

Effective February 17, 2004, the name of ING VP Technology Portfolio changes to ING VP Global Science and Technology Portfolio. Accordingly, all references to ING VP Technology Portfolio in the Prospectus are hereby replaced with ING VP Global Science and Technology Portfolio.


131960 - ILIAC Marathon Plus Variable Annuity                          02/17/04